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                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of February, 1998.

                                                         /s/Robert D. Kemp, Jr.
                                                         ----------------------
                                                            Robert D. Kemp, Jr.

                                POWER OF ATTORNEY



         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of February, 1998.

                                                        /s/William McBride III
                                                        -----------------------
                                                           William McBride III

                                POWER OF ATTORNEY



         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 9th day of February, 1998.

                                                         /s/ William F. Pickard
                                                         ----------------------
                                                             William F. Pickard

                                POWER OF ATTORNEY



         The undersigned, a Director of Malan Realty Investors, Inc., a Michigan corporation (the "Company"), does hereby constitute and appoint each of Anthony
S. Gramer and Elliott J. Broderick, with full power of substitution, as his true and lawful attorney and agent to execute in his name and on his behalf, as a Director of the Company, the Company's Annual Report on Form 10-K, and any and all amendments thereto to be filed with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934, as amended. Each such attorney or agent shall have, and may exercise, all of the powers hereby conferred.

         IN WITNESS WHEREOF, the undersigned has hereunto subscribed his signature this 13th day of February, 1998.

                                                             /s/Richard T. Walsh
                                                             -------------------
                                                                Richard T. Walsh